[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          FEBRUARY 28, 2001
We invented the mutual fund(R)

[graphic omitted]

                            MFS(R) JAPAN EQUITY FUND

MFS(R) JAPAN EQUITY FUND

TRUSTEES                                 ASSISTANT TREASURERS
Marshall N. Cohan+ -- Private            Mark E. Bradley*
Investor                                 Robert R. Flaherty*
                                         Laura F. Healy*
Lawrence H. Cohn, M.D.+ -- Chief of      Ellen Moynihan*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,          SECRETARY
Harvard Medical School                   Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE+ --   ASSISTANT SECRETARY
Chief Executive Officer, Edmund          James R. Bordewick, Jr.*
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                  CUSTODIAN
                                         State Street Bank and Trust Company
Abby M. O'Neill+ -- Private Investor
                                         INVESTOR INFORMATION
Walter E. Robb, III+ -- President and    For information on MFS mutual funds,
Treasurer, Benchmark Advisors, Inc.      call your investment professional or,
(corporate financial consultants);       for an information kit, call toll
President, Benchmark Consulting Group,   free: 1-800-637-2929 any business day
Inc. (office services)                   from 9 a.m. to 5 p.m. Eastern time (or
                                         leave a message anytime).
Arnold D. Scott* -- Senior Executive
Vice President, Director, and            INVESTOR SERVICE
Secretary, MFS Investment Management     MFS Service Center, Inc.
                                         P.O. Box 2281
Jeffrey L. Shames* -- Chairman and       Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                    For general information, call toll
                                         free: 1-800-225-2606 any business day
J. Dale Sherratt+ -- President,          from 8 a.m. to 8 p.m. Eastern time.
Insight Resources, Inc. (acquisition
planning specialist)                     For service to speech- or hearing-
                                         impaired, call toll free:
Ward Smith+ -- Former Chairman (until    1-800-637-6576 any business day from 9
1994), NAACO Industries (holding         a.m. to 5 p.m. Eastern time. (To use
company)                                 this service, your phone must be
                                         equipped with a Telecommunications
INVESTMENT ADVISER                       Device for the Deaf.) For share
Massachusetts Financial Services Company prices, account balances, exchanges,
500 Boylston Street                      or stock and bond outlooks, call toll
Boston, MA 02116-3741                    free: 1-800-MFS-TALK (1-800-637-8255)
                                         anytime from a touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.              WORLD WIDE WEB
500 Boylston Street                      www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

DIRECTOR OF INTERNATIONAL
EQUITY RESEARCH
David A. Antonelli*

TREASURER
James O. Yost*

+ Independent Trustees
* MFS Investment Management

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o   information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

    1. How are my investments performing right now?

    2. How is my money being managed, over both the short and the long term?

    3. What's going on in the market, and how will that affect me?

    4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended February 28, 2001, the fund provided a total return of -24.48%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 25.10% return over the same period for the fund's benchmark, the Tokyo Price Index (the TOPIX). The TOPIX is a market-capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Over the same period, the average Japanese fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -30.93%.

The fund seeks to provide capital appreciation by investing in common stocks and related securities of companies with above-average growth potential whose principal activities are located in Japan. We may also invest in stocks that are, in our opinion, undervalued. The fund may invest in securities of companies of any size. The fund is nondiversified, which means that it may invest a relatively high percentage of its assets in a small number of holdings.

In selecting securities for the portfolio, we use a bottom-up approach to look for companies that possess strong management teams with clearly defined strategies, strong franchises with substantial barriers to new entrants, strong cash flows, recurring revenue streams, potential for high profit margins, and a catalyst that may accelerate growth.

The overall Japanese market was weak over the period, reflecting a slowing domestic economy as well as concern that a slowing U.S. economy might adversely affect export demand, especially in the high-tech area. We reduced the fund's technology weighting due to our own concern that the world economy was moving from a mild inventory correction in the cellular phone and PC industries to a much deeper trough in the electronics cycle, with recovery potentially pushed back for several quarters. We redeployed the proceeds from our technology sales into holdings we viewed as more defensive, including utilities firms Tokyo Gas and East Japan Rail, and other businesses we view as noncyclical. We also invested in a number of growth stocks that our research indicates may be largely immune to the slowing domestic economy. These included drug companies Eisai and Shionogi, Honda Motor, Sumitomo Realty, and AFLAC (a U.S. insurer with most of its business in Japan).

At the end of the period, the fund held 41 equity positions. Among the top sectors in the portfolio were health care, industrial goods and services, financial services, plus utilities and communications.

     Respectfully,

 /s/ David A. Antonelli

     David A. Antonelli
     Director of International Equity Research

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, the fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results include the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                6 Months             Life*
----------------------------------------------------------------------------
Cumulative Total Return                          -24.48%           -26.90%
----------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, June 1, 2000, through February 28, 2001.

NOTES TO PERFORMANCE SUMMARY
All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS
Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on the performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

The portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - February 28, 2001

Stocks - 97.2%
---------------------------------------------------------------------------
ISSUER                                              SHARES            VALUE
---------------------------------------------------------------------------
Japan - 97.2%
  Automotive - 7.5%
    Fuji Heavy Industries Ltd.                      11,000       $   81,151
    Honda Motor Co.                                  5,000          195,736
                                                                 ----------
                                                                 $  276,887
---------------------------------------------------------------------------
  Beverages - 3.1%
    Asahi Breweries Ltd.                             8,000       $   77,783
    ITO EN Ltd.                                        600           36,844
                                                                 ----------
                                                                 $  114,627
---------------------------------------------------------------------------
  Broadcasting - 1.4%
    Tokyo Broadcasting System, Inc.                  2,000       $   50,576
---------------------------------------------------------------------------
  Building Products - 5.8%
    Asahi Glass Co., Ltd.                            4,000       $   27,599
    Daikin Industries Ltd.                          10,000          185,501
                                                                 ----------
                                                                 $  213,100
---------------------------------------------------------------------------
  Business Services - 1.6%
    Secom Co., Ltd.                                  1,000       $   60,469
---------------------------------------------------------------------------
  Electronics - 19.7%
    Canon, Inc.                                      6,000       $  195,480
    Fujikura Ltd.                                   20,000          130,320
    Hoya Corp.                                       1,000           69,083
    Keyence Corp.                                      100           19,275
    Nitto Denko Corp.                                1,700           40,089
    Sony Corp.                                       1,500          108,102
    Stanley Electric Co., Ltd.                      11,000           82,746
    Sumitomo Electric Industries, Ltd.               7,000           83,881
                                                                 ----------
                                                                 $  728,976
---------------------------------------------------------------------------
  Financial Services - 3.1%
    Nikko Securities Co., Ltd.                      16,000       $  115,991
---------------------------------------------------------------------------
  Food Products - 1.9%
    Rock Field Co., Ltd.                             1,700       $   71,190
---------------------------------------------------------------------------
  Insurance - 5.6%
    AFLAC, Inc.                                      1,350       $   81,216
    Dowa Fire & Marine Insurance Co., Ltd.           7,000           20,537
    Nichido Fire & Marine Insurance Co., Ltd.        3,000           18,499
    Tokio Marine & Fire Insurance Co., Ltd.          6,000           62,943
    Yasuda Fire & Marine Insurance Co., Ltd.         5,000           25,757
                                                                 ----------
                                                                 $  208,952
---------------------------------------------------------------------------
  Medical and Health Products - 12.1%
    Chugai Pharmaceutical Co., Ltd.                 10,000       $  143,710
    Eisai Co., Ltd.                                  3,000           76,503
    Sankyo Co., Ltd.                                 1,000           20,853
    Shionogi & Co., Ltd.                            12,000          206,226
                                                                 ----------
                                                                 $  447,292
---------------------------------------------------------------------------
  Metals - 2.0%
    Mitsui Mining & Smelting Co., Ltd.              12,000       $   75,736
---------------------------------------------------------------------------
  Pharmaceuticals - 4.5%
    Daiichi Pharmaceutical Co.                       1,000       $   22,900
    Fujisawa Pharmaceuticals                         1,000           25,587
    Kissei Pharmaceuticals Co.                       1,000           19,360
    Tanabe Seiyaku Co., Ltd.                         6,000           46,516
    Welfide Corp.                                    7,000           51,582
                                                                 ----------
                                                                 $  165,945
---------------------------------------------------------------------------
  Railroads - 3.8%
    East Japan Railway Co.                              25       $  140,512
---------------------------------------------------------------------------
  Real Estate - 2.8%
    Sumitomo Realty & Development Co., Ltd.         21,000       $  105,492
---------------------------------------------------------------------------
  Restaurants and Lodging - 2.4%
    Saizeriya Co., Ltd.                              1,700       $   66,550
    Watami Food Service Co., Ltd.                      600           20,776
                                                                 ----------
                                                                 $   87,326
---------------------------------------------------------------------------
  Retail - 7.8%
    Fast Retailing Co.                               1,800       $  289,996
---------------------------------------------------------------------------
  Telecommunications - 7.9%
    NTT DoCoMo, Inc.                                    17       $  294,328
---------------------------------------------------------------------------
  Tire and Rubber - 0.6%
    Tokai Rubber Industries, Ltd.                    2,000       $   21,697
---------------------------------------------------------------------------
  Utilities - Gas - 3.6%
    Tokyo Gas Co., Ltd.                             49,000       $  132,478
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,296,377)                       $3,601,570
---------------------------------------------------------------------------
Short-Term Obligations - 3.5%
---------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
---------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/01/01         $       30       $   30,000
    New Center Asset Trust, due 3/01/01                100          100,000
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  130,000
---------------------------------------------------------------------------
Total Investments (Identified Cost, $4,426,377)                  $3,731,570
Other Assets, Less Liabilities - (0.7)%                             (26,187)
---------------------------------------------------------------------------
Net Assets - 100.0%                                              $3,705,383
---------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Assets:
Investments -
  Identified cost                                               $4,426,377
  Unrealized depreciation                                         (694,807)
                                                                ----------
        Total investments, at value                             $3,731,570
  Cash                                                                 674
  Foreign currency, at value (identified cost, $2,142)               2,135
  Receivable for investments sold                                   33,931
  Dividends receivable                                               1,347
                                                                ----------
        Total assets                                            $3,769,657
                                                                ----------
Liabilities:
  Payable for investments purchased                             $   64,144
  Payable to affiliates -
    Management fee                                                     104
    Reimbursement fee                                                   26
                                                               -----------
      Total liabilities                                         $   64,274
                                                                ----------
Net assets                                                      $3,705,383
                                                                ==========

Net assets consist of:

  Paid-in capital                                               $5,062,200
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies               (694,889)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (637,123)
  Accumulated net investment loss                                  (24,805)
                                                                ----------
      Total                                                     $3,705,383
                                                                ==========
    Shares of beneficial interest outstanding                     507,209
                                                                  =======

Net asset value, offering price, and redemption
  price per share (net assets / shares of beneficial
  interest outstanding)                                           $7.31
                                                                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                  $     3,809
    Dividends                                                      10,584
    Foreign taxes withheld                                         (1,558)
                                                              -----------
      Total investment income                                 $    12,835
                                                              -----------

  Expenses -
    Management fee                                            $    21,859
    Shareholder servicing agent fee                                 2,186
    Distribution and service fee                                    7,655
    Administrative fee                                                264
    Auditing fees                                                   6,401
    Custodian fee                                                   4,008
    Legal fees                                                      2,242
    Printing                                                          500
    Postage                                                           156
    Miscellaneous                                                   3,183
                                                              -----------
      Total expenses                                          $    48,454
    Fees paid indirectly                                             (787)
    Reduction of expenses by investment adviser and
      distributor                                                 (20,343)
                                                              -----------
      Net expenses                                            $    27,324
                                                              -----------
        Net investment loss                                   $   (14,489)
                                                              -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $  (571,348)
    Foreign currency transactions                                    (689)
                                                              -----------
      Net realized loss on investments and foreign
        currency transactions                                 $  (572,037)
                                                              -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                               $  (613,244)
    Translation of assets and liabilities in foreign
      currencies                                                        2
                                                              -----------
      Net unrealized loss on investments and foreign
        currency translation                                  $  (613,242)
                                                              -----------
        Net realized and unrealized loss on investments
          and foreign currency                                $(1,185,279)
                                                              -----------
          Decrease in net assets from operations              $(1,199,768)
                                                              ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                                                          PERIOD ENDED
                                                               SIX MONTHS ENDED             AUGUST 31,
                                                              FEBRUARY 28, 2001                  2000*
                                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (14,489)            $    (9,424)
  Net realized loss on investments and foreign currency
    transactions                                                     (572,037)                (70,928)
  Net unrealized loss on investments and foreign currency
    translation                                                      (613,242)                (81,647)
                                                                  -----------             -----------
      Decrease in net assets from operations                      $(1,199,768)            $  (161,999)
                                                                  -----------             -----------
Net increase in net assets from fund share transactions           $    29,274             $ 5,037,876
                                                                  -----------             -----------
      Total increase (decrease) in net assets                     $(1,170,494)            $ 4,875,877
Net assets:
  At beginning of period                                            4,875,877                    --
                                                                  -----------             -----------
  At end of period                                                $ 3,705,383             $ 4,875,877
                                                                  -----------             -----------
  Accumulated net investment loss included in net assets at
    end of period                                                 $   (24,805)            $   (10,316)
                                                                  ===========             ===========

*For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED         PERIOD ENDED
                                                                                 FEBRUARY 28, 2001     AUGUST 31, 2000*
CLASS A                                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                  $      9.68         $     10.00
                                                                                       -----------         -----------
Income from investment operations# -
  Net investment loss(S)                                                               $     (0.03)        $     (0.02)
  Net realized and unrealized loss on investments and foreign currency                       (2.34)              (0.30)
                                                                                       -----------         -----------
    Total from investment operations                                                   $     (2.37)        $     (0.32)
                                                                                       -----------         -----------
Less distributions declared to shareholders from net investment income                 $      --           $      --
                                                                                       -----------         -----------
Net asset value - end of period                                                        $      7.31         $      9.68
                                                                                       ===========         ===========
Total return(+)                                                                             (24.48)%++           (3.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                                  1.29%+              1.42%+
  Net investment loss                                                                        (0.66)%+            (0.77)%+
Portfolio turnover                                                                              64%                 21%
Net assets at end of period (000 omitted)                                              $     3,705         $     4,876

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed, under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of the average daily net assets. In addition the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
      Net investment loss                                                              $     (0.07)        $     (0.07)
      Ratios (to average net assets):
        Expenses##                                                                            2.22%+              3.65%+
        Net investment loss                                                                  (1.59)%+            (3.00)%+

  * For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Japan Equity Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $63,475 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

(3) Transactions with Affiliates Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets. The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2001, aggregate unreimbursed expenses amounted to $39,954.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the fund for the six months ended February 28, 2001.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. The funds payment of the 0.10% per annum Class A distribution fee and the 0.25% per annum Class A service fee are currently being waived by MFD.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed on Class A shares of the fund during the six months ended February 28, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $2,851,983 and $2,666,809, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $4,438,304
                                                             ----------
Gross unrealized depreciation                                $ (758,738)
Gross unrealized appreciation                                    52,004
                                                             ----------
    Net unrealized depreciation                              $ (706,734)
                                                             ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED FEBRUARY 28, 2001        PERIOD ENDED AUGUST 31, 2000*
                                     ----------------------------------        ----------------------------
                                                  SHARES        AMOUNT              SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                        3,607       $30,073             503,739       $5,038,388
Shares issued to shareholders in
  reinvestment of distributions                     --            --                  --               --
Shares reacquired                                    (87)         (799)                (50)            (512)
                                                  ------       -------             -------       ----------
  Net increase                                     3,520       $29,274             503,689       $5,037,876
                                                  ======       =======             =======       ==========

*For the period from the commencement of the fund's investment operations, June 1, 2000, through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the fund for the six months ended February 28, 2001. The fund had no borrowings during the period.

        --------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) JAPAN EQUITY FUND

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INVESTMENT MANAGEMENT
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500 Boylston Street
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(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        INC-3-1 04/01 500